SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2004

VANS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19402	33-0272893

(Commission File Number)	(I.R.S. Employer Identification No.)

15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515

(Address of Principal Executive Offices)     (Zip Code)

(562) 565-8267

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 2.1
Exhibit 99.1

     Item 5.     Other Events

          On April 27, 2004, Vans, Inc. (“Vans”) and VF Corporation (“VF”) jointly announced that VF and its wholly-owned subsidiary, McGarrett Corp., had entered into an Agreement and Plan of Merger with Vans, dated as of April 27, 2004, which sets forth the terms and conditions of a proposed business combination between VF and Vans. A copy of the Merger Agreement is attached hereto as Exhibit 2.1

Item 7.       Financial Statements and Exhibits

(c)    Exhibits

         2.1     Agreement and Plan of Merger dated as of April 27, 2004, among Vans, VF and McGarrett Corp. (schedules and exhibits omitted).

         99.1   Press Release dated April 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANS, INC. (Registrant)

Date: April 27, 2004	By	/s/ Craig E. Gosselin
Craig E. Gosselin Senior Vice President and General Counsel

Exhibit Index

Exhibit	Page No.

2.1 Agreement and Plan of Merger dated as of April 27, 2004 among Vans, VF and McGarrett Corp. (schedules and exhibits omitted).

99.1 Press Release dated April 27, 2004.